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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-2 (No. 333-76642), Form S-3 (Nos. 333-87555, 333-81698,
333-85036, 333-91480, 333-101547 and 333-99005) and Form S-8 (No. 333-96563) of
Anworth Mortgage Asset Corporation of our report dated January 18, 2003, relating to the financial statements, which is included in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP
Los Angeles, California
March 25, 2003